SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 14, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                     1-12619                   43-1766315
   (State or other               (Commission               (I.R.S. Employer
   Jurisdiction of               File Number)             Identification No.)
    Incorporation)

               800 Market Street, Suite 2900
                     St. Louis, MO                     63101
                (Address of principal                (Zip Code)
                  executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In  a  press  release dated July 14, 2000, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced that today it completed the purchase of The Red Wing Company, Inc., a leading producer of private label shelf-stable type products

Exhibit  99.1     Press  Release  dated  July  14,  2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:  July 14, 2000                  By: /s/ T. G. Granneman
                                          -------------------------------
                                          T.  G.  Granneman
                                          Duly  Authorized  Signatory  and
                                          Chief  Accounting  Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1     Press  Release  dated  July  14,  2000